UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM N-CSR


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-21413

Name of Fund:  Floating Rate Income Strategies Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service: Terry K. Glenn, President, Floating Rate Income Strategies Fund, Inc., 800 Scudders Mill
   Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 08/31/04

Date of reporting period: 09/01/03 - 08/31/04

Item 1 - Report to Stockholders


(BULL LOGO)
Merrill Lynch Investment Managers


www.mlim.ml.com


Floating Rate
Income Strategies
Fund, Inc.


Annual Report
August 31, 2004


Floating Rate Income Strategies Fund, Inc. seeks a high current income and such preservation of capital as is consistent with investment in a diversified, leveraged portfolio consisting primarily of floating rate debt securities and instruments.

This report, including the financial information herein, is transmitted for use only to the shareholders of Floating Rate Income Strategies Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report. Past performance results shown in this report should not be considered a representation of future performance. The Fund leverages its Common Stock to provide Common Stock shareholders with a potentially higher rate of return. Leverage creates risk for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the Common Stock's yield. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com;
and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.



Floating Rate Income Strategies Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



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Floating Rate Income Strategies Fund, Inc.



The Benefits and Risks of Leveraging


Floating Rate Income Strategies Fund, Inc. utilizes leverage through borrowings or issuance of short-term debt securities or shares of Preferred Stock. The concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the income earned by the Fund on its longer-term portfolio investments. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund's Common Stock shareholders will be the beneficiaries of the incremental yield.

Leverage creates risks for holders of Common Stock including the likelihood of greater net asset value and market price volatility. In addition, there is the risk that fluctuations in interest rates on borrowings (or in the dividend rates on any Preferred Stock, if the Fund were to issue the Preferred Stock) may reduce the Common Stock's yield and negatively impact its market price. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund's net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund's net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Stock shareholders will be reduced.



FLOATING RATE INCOME STRATEGIES FUND, INC., AUGUST 31, 2004



A Letter From the President


Dear Shareholder

In recent months, the Federal Reserve Board (the Fed) has taken center stage as it shifts away from its long-accommodative monetary stance. The Fed raised the Federal Funds rate 75 basis points (.75%) in three separate moves since June, bringing the target short-term interest rate to 1.75% - still low by historical standards. The
Fed has been deliberate in telegraphing its intention to take a "measured" approach to interest rate increases in order to avoid upsetting the economy or the financial markets, while still leaving room to move more aggressively if inflation and economic growth accelerate more than anticipated. The forward curve currently projects further increases in short-term interest rates before year-end. In addition to the Fed policy change, the financial markets recently have had to grapple with a tense geopolitical environment, higher oil prices and the worry and anticipation that accompanies a presidential election.

The transition to higher rates can cause concern among equity and fixed income investors alike. For bond investors, rising interest rates means the value of older issues declines because they bear the former lower interest rates. In addition, increasing inflation erodes the purchasing power of fixed income securities. Nevertheless, for the six-month and 12-month periods ended
August 31, 2004, fixed income markets provided positive results. For example, the Lehman Brothers Aggregate Bond Index returned +1.15% and +6.13%; the Credit Suisse First Boston High Yield Index returned +3.42% and +14.68%; and the Citigroup Mortgage Index returned +1.79% and +6.07% for the six-month and 12-month periods, respectively.

As always, our investment professionals are closely monitoring the markets, the economy and the overall environment in an effort to make well-informed decisions for the portfolios they manage. Our goal is to provide shareholders with competitive returns, while always keeping one eye on managing the unavoidable risk inherent in investing.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



FLOATING RATE INCOME STRATEGIES FUND, INC., AUGUST 31, 2004



A Discussion With Your Fund's Portfolio Manager


The Fund's yield increased during the period as we neared a fully invested stance, and the Fund paid its first dividend as scheduled in January 2004.


Describe market conditions during the past year.

The leveraged loan market, as measured by the Credit Suisse First Boston (CSFB) Leveraged Loan Index, returned +7.05% for the one-year period ended August 31, 2004. Since the beginning of 2004, $100 billion of new issuance has come to the institutional market, representing an annual record and an increase of 69% versus the same period a year ago. However, the available pool of loans has only grown by $19 billion; whereby, 81% of the activity has come from refinancings. The supply/demand imbalance prompted decreased spreads, transaction upsizing, smaller allocations and the near elimination of up-front fees in the primary markets. The new-issue spread for institutional loans rated BB/BB- was 213 basis points (2.13%) in August 2004, compared to 295 basis points in September 2003. For loans rated B/B+, the spread was 291 basis points in August 2004 compared to 350 basis points in September 2003. Torrid demand also has served to bid up prices in the secondary market. The net effect of these trends is higher net asset values but decreased yield, although increases in the LIBOR (London Interbank Offer Rate) over the period have helped to mitigate some of the decline in margin.

Adding to investors' demand for the leveraged loan asset class has been a declining default rate. Through the first eight months of 2004, there were just four loan defaults totaling $911 million. This compared to 11 defaults totaling $2.7 billion during the same period in 2003. The floating rate nature of leveraged loans also has been a desirable characteristic for investors seeking to add a defensive position to their portfolio in anticipation of rising interest rates.

In addition to floating rate securities, the Fund invests a smaller portion of its assets in high yield bonds. The CSFB High Yield Index provided a 12-month return of +14.68% as of August 31, 2004. Dynamics in the high yield market have been similar to those in the loan market. Funds have excess cash to put to work and have bid up prices in the secondary market and significantly impacted primary market allocations. More importantly, recent declines in Treasury yields have brought cash to the market and improved Index performance over the last three months.


How did the Fund perform in light of the existing market conditions?

The Fund was introduced on October 31, 2003; therefore, performance does not reflect a full year's results. From its inception on October 31, 2003 to August 31, 2004, the Common Stock of Floating Rate Income Strategies Fund, Inc.had net annualized yields of 4.20% and 4.14%, based on a year-end per share net asset value of $19.16 and a per share market price of $19.44, respectively, and $0.675 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +3.50%, based on a change in per share net asset value from $19.10 to $19.16, and assuming reinvestment of $0.600 per share ordinary income dividends.

The Fund's benchmark, which comprises 80% of the CSFB Leveraged Loan Index and 20% of the CSFB High Yield Index, returned +5.91% for the period from October 31, 2003 to August 31, 2004. Having spent several months in ramp-up mode (that is, not fully invested), the Fund's return fell short of the benchmark. However, the Fund outpaced the benchmark by 0.53% in the last three months of the period.

For the six-month period ended August 31, 2004, the total investment return on the Fund's Common Stock was +2.22%, based on a change in per share net asset value from $19.19 to $19.16, and assuming reinvestment of $0.450 per share income dividends. The blended benchmark returned +2.50% for the same period.

The Fund's yield increased during the period as we neared a fully invested stance. The average daily yield since inception through August 31, 2004, was 3.99%, up from 2.82% at the end of February 2004. Importantly, the Fund was able to meet and pay its fully leveraged target dividend of 4.5% as scheduled, beginning with the January disbursement.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.



FLOATING RATE INCOME STRATEGIES FUND, INC., AUGUST 31, 2004



What factors contributed to performance?

Fund performance was driven by the paper, chemical, manufacturing and U.S. cable sectors. In the paper sector, results were positively affected by Western Forest Products Inc., as the Fund participated in a post-restructuring facility with an equity position. The company's performance has improved along with an improvement in the paper sector. In the chemical sector, PolyOne Corporation was a standout. The company participates in a joint venture making chlor-alkali, a market that has been very strong. In manufacturing, Case New Holland Inc. and High Voltage Engineering Corporation contributed significantly to Fund results. Case New Holland benefited from strong demand for farm equipment. High Voltage, an industrial power controls systems manufacturer, filed under Chapter 11 in March 2004. The Fund made a post-restructuring exit loan to the company in July and, since then, it has rallied on improving prospects for the company. In the U.S. cable sector, Adelphia Cable declared bankruptcy in June 2002 and is preparing to auction its assets in October 2004. The bank loans have been current throughout the process and rallied significantly over the past year.

The utility, energy and telecommunications sectors negatively affected Fund results. Calpine Corporation has weighed down utility sector performance as it works through a period of overcapacity in the electricity-generation market. We believe Calpine has the liquidity to span the next two--three years until the power markets in its regions recover. In the energy sector, Trico Marine Services, Inc. failed to make a May coupon payment. The company has drifted toward bankruptcy since then because of oversupply to a market that has seen only slight increases in drilling activity. As of this writing, Trico had declared Chapter 11. We look to the potential for increased drilling activity in 2005 to improve the prospects for our bond, which we anticipate will soon be converted to equity. Finally, the telecommunications sector was battered by competitive concerns for wireline carriers. Nevertheless, most of our securities in the sector trade near par, and we are optimistic about their outlooks.


What changes were made to the portfolio during the period?

The Fund was in a start-up phase for approximately six months from its inception. In establishing our initial investments, we put greatest emphasis on those industries with strong asset values and stable cash-flow characteristics. The 10 largest concentrations were in utilities, U.S. cable, manufacturing, chemical, food/tobacco, wireless, diversified media, telecommunications, services and gaming.

The Fund may leverage up to 33.33% of its total assets. With borrowing rates at historic lows, we took advantage of this capability and began to employ leverage in early March 2004, once we had achieved a fully invested stance. At period-end, the Fund was approximately 25.6% leveraged. (For a complete discussion of the benefits and risks of leverage, refer to page 2 of this report to shareholders.)


How would you characterize the Fund's position at the close of the period?

At August 31, 2004, the Fund was composed of 152 issuers in 30 industries. Compared to its blended benchmark, the Fund was underweight in names rated Ba and above (35.7% versus 45.8% for the index), overweight single B (47.3% versus 36.0%), underweight Caa or below (2.9% versus 5.7%) and underweight "not rated" names (10.2% versus 12.5%).

We believe the trend of smaller allocations and tighter spreads is likely to continue. The movement in interest rates is one of the larger variables affecting the leveraged loan and high yield bond markets. The more protracted the timetable of interest rate increases, the larger the flows to the leveraged loan market, with likely negative effects for market technicals. Regardless, we expect continued growth in the U.S. economy to bode well for default rates in 2004 and into 2005. Going forward, we will aim to optimize Fund performance, maintaining a focus on solid credit fundamentals and an appropriate balance of risk and reward.


Joseph P. Matteo
Vice President and Portfolio Manager


September 21, 2004



FLOATING RATE INCOME STRATEGIES FUND, INC., AUGUST 31, 2004



Portfolio Information (unaudited)


As of August 31, 2004


                                               Percent of
Ten Largest Holdings                           Net Assets

Charter Communications, Term B,
   due 4/27/2011                                   6.0%
Nextel Communications, Inc., Term E,
   due 12/15/2010                                  4.3
Mission Energy Holding Company, Term,
   due 12/11/2006                                  3.7
CenterPoint Energy, Inc., Term,
   due 10/07/2006                                  2.3
Century Cable Holdings LLC, Term,
   due 12/31/2009                                  2.2
Nalco Company, Term, due 11/04/2010                2.0
Atkins Nutritionals, Inc., Floating Term,
   due 11/26/2009                                  2.0
Huntsman International LLC, Term,
   due 12/31/2010                                  2.0
Berry Plastics Corporation, Term C,
   due 7/22/2010                                   1.9
Dr Pepper Bottling, Term B, due 12/19/2010         1.7



                                               Percent of
Five Largest Industries++                      Net Assets

Utilities                                         15.2%
Cable--U.S.                                       13.8
Manufacturing                                     10.8
Chemicals                                         10.6
Food/Tobacco                                       8.8

++ For Fund compliance purposes, "Industries" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.


                                               Percent of
                                                 Total
Quality Ratings by S&P/Moody's                Investments

BBB/Baa                                            2.1%
BB/Ba                                             35.7
B/B                                               47.3
CCC/Caa                                            2.9
C/C                                                0.4
NR (Not Rated)                                    10.1
Other*                                             1.5

* Includes portfolio holdings in common stocks and short-term investments.



FLOATING RATE INCOME STRATEGIES FUND, INC., AUGUST 31, 2004


Schedule of Investments

                   S&P         Moody's       Face
Industry++         Ratings+++  Ratings+++  Amount   Senior Secured Floating Rate Loan Interests++++                Value
Automotive--4.9%      B+       B1     $ 2,000,000   Goodyear Tire & Rubber, Deposit Account, due
                                                    9/30/2007                                               $     2,023,750
                      BB-      B1       3,980,000   Intermet Corporation, Term B, due 3/31/2009                   4,009,850
                      B+       B1       1,904,348   Keystone Automotive Operations, Inc., Term, due
                                                    10/30/2009                                                    1,929,639
                      B+       B1       2,394,531   NFIL Holdings Corp., Term B, due 2/27/2010                    2,426,709
                                                    Tenneco Automotive Inc.:
                      B+       B1       3,225,172       Term B, due 12/12/2010                                    3,285,644
                      B+       B1       1,458,621       Term B-1, Credit Linked, due 12/12/2010                   1,488,705
                      B+       B1       2,000,000   RJ Tower Corporation, First Lien Term, due 5/24/2009          2,003,750
                                                                                                            ---------------
                                                                                                                 17,168,047

Broadcasting--1.4%    B+       Ba2      3,000,000   Emmis Operating Company, Term B, due 11/10/2011               3,024,375
                      B+       Ba2      2,000,000   Gray Television, Incremental Term, due 6/30/2011              2,016,250
                                                                                                            ---------------
                                                                                                                  5,040,625

Cable--U.S.--12.4%    NR*      Caa1     8,000,000   Century Cable Holdings LLC, Discretionary Term,
                                                    due 12/31/2009                                                7,801,664
                      B        B2      21,250,000   Charter Communications Operating LLC, Term B,
                                                    due 4/27/2011                                                20,999,866
                      BB       Ba2      2,064,796   DIRECTV Holdings Additional Term B-2, due 3/06/2010           2,094,477
                                                    Inmarsat:
                      BB-      Ba3      2,500,000       Term B, due 1/23/2017                                     2,512,265
                      NR*      NR*      2,500,000       Term C, due 1/23/2012                                     2,521,640
                      BB+      Ba3      4,975,000   Insight Midwest Holdings, LLC, Term B, due 12/31/2009         5,053,122
                      BB       Ba3      2,500,000   Mediacom Broadband Group LLC, Term A, due 3/31/2010           2,495,702
                                                                                                            ---------------
                                                                                                                 43,478,736

Chemicals--8.5%       BB       Ba1      1,995,000   Hercules Incorporated, Term B, due 10/08/2010                 2,011,834
                      B        B1       6,750,000   Huntsman International LLC, Term B, due 12/31/2010            6,851,250
                      BB-      B1         980,834   Kraton Polymers, Term, due 12/24/2010                           982,060
                      BB       Ba3      3,500,000   Kosa BV (Invista), Term, due 4/29/2011                        3,521,875
                      BB       Ba3      1,000,000   Lyondell-Citgo Refining, Term, due 5/21/2007                  1,016,875
                      BB-      B1       6,936,061   Nalco Company, Term B, due 11/04/2010                         7,050,631
                      NR*      NR*      1,671,088   Pinnacle Polymers (Epsilon Products), Term, due
                                                    12/15/2006                                                    1,692,059
                      B+       B1       2,000,000   Rockwood Specialties Group, Inc., Term B, due 7/30/2012       2,016,608
                      B-       B1       4,750,000   Wellman, Inc., Second Lien Term, due 2/10/2010                4,694,582
                                                                                                            ---------------
                                                                                                                 29,837,774

Consumer--                                          Simmons Co., Term B:
Durables--2.0%        BB-      Ba2      2,448,148       due 12/19/2011                                            2,477,729
                      B+       B3       4,500,000       due 6/19/2012                                             4,541,485
                                                                                                            ---------------
                                                                                                                  7,019,214

Consumer--            B+       B1       1,990,000   American Achievement Corp., Term B, due 3/22/2011             2,007,413
Non-durables--0.9%    B        B2       1,000,000   Ames True Temper, Inc., Term, due 6/28/2011                   1,013,958
                                                                                                            ---------------
                                                                                                                  3,021,371

Diversified           BB-      Ba2      4,053,702   Dex Media West Inc., Term B, due 3/09/2010                    4,116,198
Media--4.7%           BB       Ba3      3,000,000   Freedom Communications, Inc., Term B, due 5/18/2012           3,046,407
                      NR*      NR*      5,500,000   Metro-Goldwyn-Mayer Studios Inc., Term B, due 4/30/2010       5,526,812
                      B        NR*      1,356,407   Primedia Inc., Term B, due 6/30/2009                          1,304,524
                      BB       Ba3      2,463,148   RH Donnelley, Term B-2, due 6/30//2010                        2,484,701
                                                                                                            ---------------
                                                                                                                 16,478,642

Energy--              BB-      Ba3      2,750,000   Dresser, Inc., Unsecured Term, due 3/1/2010                   2,818,750
Other--2.1%           BB+      Ba2      2,736,250   GulfTerra Energy Partners, L.P., Series B-1
                                                    Additional Term, due 12/10/2008                               2,770,453
                      BB+      Ba1      1,750,000   Pride Offshore Inc., Term B, due 7/07/2011                    1,772,239
                                                                                                            ---------------
                                                                                                                  7,361,442

Food & Drug--0.2%     BB       Ba2        761,480   Alimentation Couche-Tard, Inc. (ACT), Term, due
                                                    12/17/2010                                                      766,715

Food & Tobacco--7.6%  NR*      NR*      7,720,000   Atkins Nutritionals, Inc., First Lien Term, due
                                                    11/26/2009                                                    6,870,800
                      BB       Ba1      1,500,000   Constellation Brands, Inc., Term B, due 11/30/2008            1,508,203
                                                    Doane Pet Care Enterprises Inc.:
                      B-       B1       3,346,943       Term B, due 12/31/2005                                    3,372,045
                      B-       B1       1,653,057       Term C, due 12/31/2006                                    1,665,455
                      NR*      NR*      6,017,315   Dr Pepper/Seven Up Bottling Group Inc., Term B, due
                                                    12/19/2010                                                    6,085,949


FLOATING RATE INCOME STRATEGIES FUND, INC., AUGUST 31, 2004


Schedule of Investments (continued)

                   S&P         Moody's       Face
Industry++         Ratings+++  Ratings+++  Amount   Senior Secured Floating Rate Loan Interests++++                Value
Food & Tobacco        NR*      NR*    $ 3,027,273   Meow Mix Company, First Lien Term, due 10/10/2009       $     2,993,216
(concluded)           B+       B1       2,977,500   Michael Foods, Inc., Term, due 11/21/2010                     3,023,559
                      B+       B1       1,000,000   Pierre Foods, Inc., Term B, due 6/30/2010                     1,008,125
                                                                                                            ---------------
                                                                                                                 26,527,352

Gaming--2.3%          BB       Ba1      2,000,000   Boyd Gaming Corporation, Term, due 6/30/2011                  2,022,188
                      B+       B2       1,234,375   Global Cash Access LLC, Term B, due 3/10/2010                 1,252,891
                      B+       B1       1,990,000   Green Valley Ranch Gaming, LLC, Term, due 12/22/2010          2,019,850
                      B+       B1         997,500   Isle of Capri Black Hawk, Term C, due 12/31/2007              1,011,528
                      BB-      Ba3      1,670,605   Scientific Games Corporation, Term C, due 11/04/2009          1,694,272
                                                                                                            ---------------
                                                                                                                  8,000,729

Health Care--3.7%     BB-      Ba3      2,800,000   Community Health Systems, Inc., Term, due 8/19/2011           2,804,001
                      BB-      Ba3      5,700,000   Orthofix International NV, Term B, due 12/15/2008             5,762,347
                      BB       Ba2        686,825   Rotech Healthcare, Inc., Term B, due 3/31/2008                  695,410
                      BB-      Ba2      3,687,474   Triad Hospitals, Inc., Term B, due 9/30/2008                  3,752,927
                                                                                                            ---------------
                                                                                                                 13,014,685

Housing--2.7%         B+       Ba3      3,111,111   Associated Materials Incorporated, Term, due 8/29/2010        3,152,592
                      B+       B1       1,181,818   Juno Lighting, Inc., First Lien Term, due 11/21/2010          1,199,545
                      B        B1       4,975,000   PGT Industries, Inc., Term A, due 1/31/2009                   5,049,625
                                                                                                            ---------------
                                                                                                                  9,401,762

IT--1.0%              B+       B1       3,500,000   VUTEK Inc., Term, due 6/25/2010                               3,491,250

Leisure--1.1%         B        B1       2,985,000   24 Hour Fitness Worldwide Inc., Term, due 7/01/2009           3,022,313
                      NR*      NR*        853,353   Wyndham International, Inc., Increasing Rate Term,
                                                    due 4/01/2006                                                   846,526
                                                                                                            ---------------
                                                                                                                  3,868,839

Manufacturing--9.2%   B+       B1       2,493,750   Communications & Power Industries, Inc., Term,
                                                    due 7/23/2010                                                 2,538,949
                                                    High Voltage Engineering Corporation:
                      NR*      NR*      3,000,000       Term A, due 7/31/2006                                     2,985,000
                      NR*      NR*      2,000,000       Term B, due 7/31/2007 (e)                                 2,070,000
                      B+       B1       2,000,000   Invensys International Holdings Ltd., Second Lien Term,
                                                    due 10/25/2009                                                2,066,250
                      BB-      Ba3      2,000,000   Itron, Inc., Term B, due 12/17/2010                           2,020,000
                      B-       B3       4,500,000   Metokote Corporation, Second Lien Term, due 2/13/2011         4,556,250
                      B+       B2       3,071,101   Mueller Group, Term, due 4/23/2011                            3,086,456
                      BB+      Ba2      4,875,000   Roper Industries, Inc., Term, due 12/29/2008                  4,948,125
                      BBB-     Ba2      1,318,029   SPX Corporation, Term B-1, due 9/30/2009                      1,338,005
                                                    Sensus Metering Systems:
                      B+       B2       5,567,391       Term B-1, due 12/17/2010                                  5,626,545
                      B+       B2         835,109       Term B-2, due 12/19/2010                                    843,982
                                                                                                            ---------------
                                                                                                                 32,079,562

Packaging--4.4%       B+       B1       6,720,923   Berry Plastics Corporation, Term, due 7/22/2010               6,807,737
                      B+       B1       2,000,000   Intertape Polymer Corp., Term B, due 7/28/2011                2,022,500
                                                    Owens-Illinois Group Inc.:
                      BB-      B1       4,714,286       French Term C, due 4/01/2008                              4,776,161
                      BB-      B1       2,000,000       Term B-1, due 4/01/2008                                   2,031,042
                                                                                                            ---------------
                                                                                                                 15,637,440

Paper--1.3%           B+       B1       1,492,500   SP Newsprint, Term B, due 1/09/2010                           1,514,231
                                                    Stone Container Corporation:
                      NR*      NR*      2,615,521       Term B, due 6/30/2009                                     2,640,041
                      NR*      NR*        343,826       Term C, due 6/30/2009                                       347,694
                                                                                                            ---------------
                                                                                                                  4,501,966

Retail--2.2%          B        B3       2,370,711   American Reprographics Company, LLC, Second Lien
                                                    Term, due 12/18/2009                                          2,483,320
                      B+       B1       4,975,000   General Nutrition Centers, Inc., Term B, due
                                                    12/05/2009                                                    5,032,213
                                                                                                            ---------------
                                                                                                                  7,515,533

Services--2.8%        B+       B1       1,942,000   Baker Tanks, Inc., Term, due 1/30/2011                        1,958,387
                      BB-      Ba3      2,900,000   Buhrmann US Inc., Term C-1, due 12/23/2010                    2,939,272
                      BB-      Ba3      3,000,000   Coinstar, Inc., Term, due 7/07/2011                           3,050,625


FLOATING RATE INCOME STRATEGIES FUND, INC., AUGUST 31, 2004


Schedule of Investments (continued)

                   S&P         Moody's       Face
Industry++         Ratings+++  Ratings+++  Amount   Senior Secured Floating Rate Loan Interests++++                Value
Services                                            United Rentals, Inc.:
(concluded)           BB       Ba3    $ 1,662,500       Initial Term, due 2/14/2011                         $     1,681,827
                      BB       Ba3        333,333       Term B Credit Linked Deposit, due 2/14/2011                 338,472
                                                                                                            ---------------
                                                                                                                  9,968,583

Telecommunications--  B+       B1       2,200,000   Consolidated Communications, Inc., Term B, due
2.0%                                                10/14/2011                                                    2,230,250
                      NR*      NR*      4,954,305   WilTel Communications, Inc., Term, due 5/03/2008              4,948,112
                                                                                                            ---------------
                                                                                                                  7,178,362

Transportation--1.3%  BB+      Ba3      4,546,820   Laidlaw International Inc., Term B, due 6/30/2009             4,623,548

Utilities--13.9%      NR*      Ba3      1,571,429   AES Corporation, Term, due 4/30/2008                          1,586,582
                      B        Ba3      4,964,887   Calpine Corporation, Second Lien Term, due 7/16/2007          4,220,154
                                                    Calpine Generating Company LLC:
                      B+       Ba3      1,500,000       First Priority Term, due 4/01/2009                        1,504,969
                      B+       Ba3      2,500,000       Second Priority Term, due 4/01/2010                       2,379,687
                      BBB      Ba1      7,940,511   CenterPoint Energy, Inc., Term, due 10/07/2006                7,979,221
                      BB+      Ba2      5,486,250   Cogentrix Delaware Holdings, Inc., Term, due 2/25/2009        5,573,690
                      BB-      B2       2,800,000   Dynegy Holdings Inc., Term, due 5/28/2010                     2,853,376
                      B+       Ba3        997,500   Midwest Generation LLC, Term, due 4/27/2011                   1,011,216
                      NR*      NR*     13,000,000   Mission Energy Holding, Term, due 12/11/2006                 13,065,000
                                                    NRG Energy:
                      BB       B1         250,000       Credit Link Deposit, due 6/23/2010                          258,437
                      BB       B1         443,018       Term, due 6/23/2010                                         458,080
                      BB-      Ba3      2,500,000   Quanta Services, Term, due 6/19/2008                          2,510,938
                      B        B1       1,566,395   Reliant Resources, Inc., Term, due 3/15/2007                  1,568,353
                      B+       Ba3      3,812,308   Teton Power, Term B, due 3/12/2011                            3,850,431
                                                                                                            ---------------
                                                                                                                 48,820,134

Wireless              B-       B2       2,338,250   Centennial Cellular Operating Co., Term, due 2/09/2011        2,346,471
Telecommunications--  B-       B1       1,985,000   Dobson Cellular Systems, Inc., Term, due 3/31/2010            1,984,256
                      BB+      Ba1     14,925,000   Nextel Communications, Inc., Term E, due 12/15/2010          15,020,580
                      B        B1       1,000,000   Nextel Partners Operating Corp., Term C, due 5/31/2011        1,014,125
                      CCC+     B2       4,283,077   SBA Communications Corp., Term B, due 10/31/2008              4,321,222
                                                                                                            ---------------
                                                                                                                 24,686,654

                                                    Total Investments in Senior Secured Floating
                                                    Rate Loan Interests (Cost--$348,335,837)--99.8%             349,488,965


                                                    Corporate Debt
Automotive--0.1%      B-       B1         250,000   Delco Remy International, Inc., 5.60% due 4/15/2009 (c)         253,750

Broadcasting--2.0%    CCC      B3       4,000,000   Granite Broadcasting Corporation, 9.75% due 12/01/2010        3,770,000
                      B        B1       3,000,000   Paxson Communications Corporation, 4.35% due
                                                    1/15/2010 (b)(c)                                              2,985,000
                      CCC+     Caa1       250,000   XM Satellite Radio Inc., 7.194% due 5/01/2009 (c)               254,375
                                                                                                            ---------------
                                                                                                                  7,009,375

Cable--U.S.--1.4%     B        B2         850,000   Inmarsat Finance PLC, 7.625% due 6/30/2012 (b)                  833,000
                                                    Intelsat, Ltd.:
                      BBB+     Ba3        500,000       5.25% due 11/01/2008                                        465,082
                      BBB+     Ba3        500,000       6.50% due 11/01/2013                                        430,587
                      CCC+     Caa1     3,000,000   Rainbow National Services LLC, 10.375% due
                                                    9/01/2014 (b)                                                 3,105,000
                                                                                                            ---------------
                                                                                                                  4,833,669

Cable--               B        B3         400,000   Kabel Deutschland GmbH, 10.625% due 7/01/2014 (b)               410,000
International--1.1%                                 NTL Cable PLC (b):
                      B-       B3       3,000,000       6.61% due 10/15/2012 (c)                                  3,060,000
                      B-       B3         375,000       8.75% due 4/15/2014                                         390,000
                                                                                                            ---------------
                                                                                                                  3,860,000


FLOATING RATE INCOME STRATEGIES FUND, INC., AUGUST 31, 2004


Schedule of Investments (continued)

                   S&P         Moody's       Face
Industry++         Ratings+++  Ratings+++  Amount   Corporate Debt                                                 Value
Chemicals--2.1%       B        B1     $ 1,950,000   Crompton Corporation, 7.67% due 8/01/2010 (b)(c)        $     1,993,875
                      B+       B3       5,000,000   PolyOne Corporation, 10.625% due 5/15/2010                    5,437,500
                                                                                                            ---------------
                                                                                                                  7,431,375

Consumer--            B-       B3         250,000   Elizabeth Arden, Inc., 7.75% due 1/15/2014                      258,750
Non-Durables--0.9%    CCC+     B3         250,000   Leiner Health Products Inc., 11% due 6/01/2012 (b)              261,250
                      B        B2       2,000,000   Playtex Products, Inc., 8% due 3/01/2011 (b)                  2,085,000
                      B-       B3         350,000   Samsonite Corporation, 8.875% due 6/01/2011 (b)                 360,500
                                                                                                            ---------------
                                                                                                                  2,965,500

Energy--Other--0.5%   D        Ca       4,000,000   Trico Marine Services, Inc., 8.875% due 5/15/2012 (d)         1,920,000

Energy--Exploration   B-       B3         250,000   Belden & Blake Corporation, 8.75% due 7/15/2012 (b)             260,625
& Production--0.1%

Food & Tobacco--1.2%  BB       Ba2      3,000,000   Smithfield Foods, Inc., 7% due 8/01/2011 (b)                  3,105,000
                      B+       B2       1,050,000   The Wornick Company, 10.875% due 7/15/2011 (b)                1,102,500
                                                                                                            ---------------
                                                                                                                  4,207,500

Gaming--3.0%          B        B2       5,000,000   The Majestic Star Casino, LLC, 9.50% due 10/15/2010           5,112,500
                      BB+      Ba1        250,000   Mohegan Tribal Gaming Authority, 7.125% due 8/15/2014           256,875
                      B+       B2         325,000   River Rock Entertainment Authority, 9.75% due 11/01/2011        344,500
                                                    Station Casinos, Inc.:
                      BB-      Ba3      4,000,000       6% due 4/01/2012                                          4,010,000
                      B+       B1         775,000       6.50% due 2/01/2014                                         775,000
                                                                                                            ---------------
                                                                                                                 10,498,875

Health Care--0.2%     B-       B2         575,000   US Oncology, Inc., 9% due 8/15/2012 (b)                         602,313

Housing--0.1%         B-       B3         450,000   Nortek, Inc., 8.50% due 9/01/2014 (b)                           469,125

Hybrid--2.8%          NR*      B3      10,000,000   Dow Jones CDX.NA.HY.3 Trust 3 December 2009, 8% due
                                                    12/29/2009 (b)                                                9,925,000

IT--0.6%              BB+      Ba2      2,050,000   Freescale Semiconductor, Inc., 4.38% due 7/15/2009 (b)(c)     2,085,875

Leisure--1.4%         B-       B1       3,900,000   FelCor Lodging LP, 5.84% due 6/01/2011 (b)(c)                 3,919,500
                      CCC+     B3       1,000,000   True Temper Sports, Inc., 8.375% due 9/15/2011                  930,000
                                                                                                            ---------------
                                                                                                                  4,849,500

Manufacturing--1.6%   BB-      Ba3      2,500,000   Case New Holland Inc., 6% due 6/01/2009 (b)                   2,450,000
                      B-       B3         325,000   Erico International Corporation, 8.875% due 3/01/2012           334,750
                      B-       B3       2,900,000   Invensys PLC, 9.875% due 3/15/2011 (b)                        2,943,500
                                                                                                            ---------------
                                                                                                                  5,728,250

Metal--Other--0.5%    NR*      Ba2      2,000,000   Vale Overseas Ltd., 8.25% due 1/17/2034                       1,900,000

Packaging--0.8%       CCC      B3       1,550,000   Consolidated Container Company LLC, 10.75% due
                                                    6/15/2009 (a)(b)                                              1,240,000
                      B-       B2         250,000   Portola Packaging, Inc., 8.25% due 2/01/2012 (b)                217,500
                      B-       B2         600,000   Tekni-Plex, Inc., 8.75% due 11/15/2013 (b)                      576,000
                      B        B2         725,000   Wise Metals Group LLC, 10.25% due 5/15/2012 (b)                 728,625
                                                                                                            ---------------
                                                                                                                  2,762,125

Paper--1.9%           BB       Ba2      2,650,000   Abitibi-Consolidated Inc., 5.02% due 6/15/2011 (b)(c)         2,703,000
                      NR*      NR*      2,912,000   Western Forest Products Inc., 15% due 7/28/2009 (e)           3,261,440
                                                                                                            ---------------
                                                                                                                  5,964,440

Retail--0.5%          B+       B1         350,000   Finlay Fine Jewelry Corporation, 8.375% due
                                                    6/01/2012 (b)                                                   372,750
                      B        B3       1,300,000   The Jean Coutu Group, Inc., 8.50% due 8/01/2014 (b)           1,309,750
                                                                                                            ---------------
                                                                                                                  1,682,500

Services--1.6%        B+       B2       3,375,000   Allied Waste North America, Inc., 7.375% due 4/15/2014        3,277,969
                      B-       B3         400,000   FTD, Inc., 7.75% due 2/15/2014                                  390,000
                      B+       B2       2,000,000   United Rentals (North America), Inc., 7.75% due
                                                    11/15/2013                                                    1,860,000
                                                                                                            ---------------
                                                                                                                  5,527,969

Steel--2.3%           B+       B1       3,000,000   CSN Islands VIII Corp., 9.75% due 12/16/2013 (b)              2,985,000
                      B        Caa1     5,000,000   Ispat Inland ULC, 8.35% due 4/01/2010 (b)(c)                  5,212,500
                                                                                                            ---------------
                                                                                                                  8,197,500


FLOATING RATE INCOME STRATEGIES FUND, INC., AUGUST 31, 2004


Schedule of Investments (concluded)

                   S&P         Moody's       Face
Industry++         Ratings+++  Ratings+++  Amount   Corporate Debt                                                 Value
Telecommunications--  B-       B3     $ 6,000,000   Cincinnati Bell Inc., 8.375% due 1/15/2014              $     5,310,000
3.5%                  B        B3       3,700,000   Qwest Communications International Inc., 5.211%
                                                    due 2/15/2009 (b)(c)                                          3,441,000
                      B        B1       3,500,000   Time Warner Telecom Holdings, Inc., 5.711% due
                                                    2/15/2011 (c)                                                 3,412,500
                                                                                                            ---------------
                                                                                                                 12,163,500

Utilities--1.3%       CCC+     Caa1     3,000,000   Calpine Canada Energy Finance ULC,  8.50% due 5/01/2008       1,912,500
                      B        NR*      3,000,000   Calpine Corporation, 9.875% due 12/01/2011 (b)                2,430,000
                      B-       B2         250,000   Sierra Pacific Resources, 8.625% due 3/15/2014 (b)              262,500
                                                                                                            ---------------
                                                                                                                  4,605,000

Wireless              B-       B2         250,000   Rural Cellular Corporation, 6.02% due 3/15/2010 (b)(c)          253,750
Telecommunications--  CCC-     Caa1       450,000   SBA Telecommunications, Inc., 9.75% due 12/15/2011 (a)          351,000
0.2%                                                                                                        ---------------
                                                                                                                    604,750

                                                    Total Investments in Corporate Debt
                                                    (Cost--$111,510,525)--31.5%                                 110,308,516


                                           Shares
                                             Held   Common Stocks
Paper                                      84,448   Western Forest Products Inc. (Restricted Shares) (b)            692,197

                                                    Total Investments in Common Stocks
                                                    (Cost--$420,193)--0.2%                                          692,197


                                       Beneficial
                                         Interest   Short-Term Securities
                                      $ 6,354,570   Merrill Lynch Liquidity Series, LLC Cash Sweep
                                                    Series I**                                                    6,354,570

                                                    Total Investments in Short-Term Securities
                                                    (Cost--$6,354,570)--1.8%                                      6,354,570

                      Total Investments (Cost--$466,621,125***)--133.3%                                         466,844,248
                      Liabilities in Excess of Other Assets--(33.3%)                                          (116,590,656)
                                                                                                            ---------------
                      Net Assets--100.0%                                                                    $   350,253,592
                                                                                                            ===============

   * Not Rated.

  ** Investments in companies considered to be an affiliate of the Fund
     (such companies are defined as "Affiliated Companies" in Section
     2(a)(3) of the Investment Company Act of 1940) were as follows:

                                            Net          Interest
     Affiliate                            Activity        Income

     Merrill Lynch Liquidity Series,
     LLC Cash Sweep Series I             $6,354,570      $217,778


 *** The cost and unrealized appreciation/depreciation of investments as of August 31, 2004, as computed for federal income tax purposes were as follows:


     Aggregate cost                                 $ 466,638,950
                                                    =============
     Gross unrealized appreciation                  $   6,408,603
     Gross unrealized depreciation                    (6,203,305)
                                                    -------------
     Net unrealized appreciation                    $     205,298
                                                    =============

  ++ For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.
     Industries are shown as a percent of net assets. These industry classifications are unaudited.

++++ Senior secured floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major
     European banks, such as LIBOR (London InterBank Offered Rate),
     (ii) the prime rate offered by one or more major U.S. banks or
     (iii) the certificate of deposit rate.

 +++ Ratings of issues shown are unaudited.

 (a) Represents a step bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.

 (b) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

 (c) Floating rate note.

 (d) Non-income producing issue filed for bankruptcy or is in default of interest payments.

 (e) Represents a pay-in-kind security, which may pay interest/dividends in additional face/shares.

     See Notes to Financial Statements.


FLOATING RATE INCOME STRATEGIES FUND, INC., AUGUST 31, 2004


Statement of Assets, Liabilities and Capital

As of August 31, 2004
Assets

           Investments in unaffiliated securities, at value (identified cost--$460,266,555)                 $   460,489,678
           Investments in affiliated securities, at value (identified cost--$6,354,570)                           6,354,570
           Cash                                                                                                   2,060,169
           Receivables:
               Securites sold                                                             $    8,138,319
               Interest (including $3,301 from affiliates)                                      3,856,797
               Principal paydowns                                                                 532,810        12,527,926
                                                                                          ---------------
           Prepaid expenses and other assets                                                                         36,020
                                                                                                            ---------------
           Total assets                                                                                         481,468,363
                                                                                                            ---------------

Liabilities

           Loan                                                                                                 123,225,000
           Payables:
               Securities purchased                                                             7,835,875
               Interest on loans                                                                   43,136
               Investment adviser                                                                  19,379
               Commitment fees                                                                      6,038
               Other affiliates                                                                     3,007         7,907,435
                                                                                          ---------------
           Accrued expenses                                                                                          82,336
                                                                                                            ---------------
           Total liabilities                                                                                    131,214,771
                                                                                                            ---------------

Net Assets

           Net assets                                                                                       $   350,253,592
                                                                                                            ===============

Capital

           Common Stock, par value $.10 per share; 200,000,000 shares authorized
           (18,276,817 shares issued and outstanding)                                                       $     1,827,682
           Paid-in capital in excess of par                                                                     346,830,244
           Undistributed investment income--net                                           $     1,182,064
           Accumulated realized capital gains--net                                                216,488
           Unrealized appreciation--net                                                           197,114
                                                                                          ---------------
           Total accumulated earnings--net                                                                        1,595,666
                                                                                                            ---------------
           Total capital--Equivalent to $19.16 net asset value per share of Common Stock
           (market price--$19.44)                                                                           $   350,253,592
                                                                                                            ===============

           See Notes to Financial Statements.


FLOATING RATE INCOME STRATEGIES FUND, INC., AUGUST 31, 2004


Statement of Operations

For the Period October 31, 2003++ to August 31, 2004
Investment Income

           Interest (including $217,778 from affiliates)                                                    $    14,747,296
           Facility and other fees                                                                                  117,363
                                                                                                            ---------------
           Total income                                                                                          14,864,659
                                                                                                            ---------------

Expenses

           Investment advisory fees                                                       $     2,386,236
           Loan interest expense                                                                  507,796
           Borrowing costs                                                                        147,392
           Professional fees                                                                      119,248
           Accounting services                                                                    101,865
           Directors' fees and expenses                                                            40,568
           Transfer agent fees                                                                     39,765
           Printing and shareholder reports                                                        28,423
           Listing fees                                                                            27,643
           Custodian fees                                                                          24,235
           Pricing services                                                                        11,198
           Other                                                                                   14,951
                                                                                          ---------------
           Total expenses before waiver                                                         3,449,320
           Waiver of expenses                                                                   (668,881)
                                                                                          ---------------
           Total expenses after waiver                                                                            2,780,439
                                                                                                            ---------------
           Investment income--net                                                                                12,084,220
                                                                                                            ---------------

Realized & Unrealized Gain (Loss)--Net

           Realized gain on investments--net                                                                        216,488
           Unrealized appreciation/depreciation on:
               Investments                                                                        223,123
               Unfunded corporate loans                                                          (26,009)           197,114
                                                                                          ---------------   ---------------
           Total realized and unrealized gain--net                                                                  413,602
                                                                                                            ---------------
           Net Increase in Net Assets Resulting from Operations                                             $    12,497,822
                                                                                                            ===============

            ++ Commencement of operations.

               See Notes to Financial Statements.


FLOATING RATE INCOME STRATEGIES FUND, INC., AUGUST 31, 2004


Statement of Changes in Net Assets
                                                                                                           For the Period
                                                                                                         October 31, 2003++
                                                                                                           to August 31,
Increase (Decrease) in Net Assets:                                                                              2004
Operations

           Investment income--net                                                                           $    12,084,220
           Realized gain--net                                                                                       216,488
           Unrealized appreciation/depreciation--net                                                                197,114
                                                                                                            ---------------
           Net increase in net assets resulting from operations                                                  12,497,822
                                                                                                            ---------------

Dividends to Shareholders

           Dividends to shareholders from investment income--net                                               (10,902,156)
                                                                                                            ---------------

Common Stock Transactions

           Proceeds from issuance of Common Stock                                                               345,232,500
           Value of shares issued to Common Stock shareholders in reinvestment of dividends                       3,760,823
           Offering costs resulting from the issuance of Common Stock                                             (435,405)
                                                                                                            ---------------
           Net increase in net assets resulting from Common Stock transactions                                  348,557,918
                                                                                                            ---------------

Net Assets

           Total increase in net assets                                                                         350,153,584
           Beginning of period                                                                                      100,008
                                                                                                            ---------------
           End of period*                                                                                   $   350,253,592
                                                                                                            ===============
             * Undistributed investment income--net                                                         $     1,182,064
                                                                                                            ===============

            ++ Commencement of operations.

               See Notes to Financial Statements.


FLOATING RATE INCOME STRATEGIES FUND, INC., AUGUST 31, 2004


Statement of Cash Flows

For the Period October 31, 2003++ to August 31, 2004
Cash Used For Operating Activities

           Net increase in net assets resulting from operations                                             $    12,497,822
           Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
               Increase in receivables                                                                          (3,856,797)
               Increase in other assets                                                                            (36,020)
               Increase in other liabilities                                                                        153,896
               Realized and unrealized gain--net                                                                  (413,602)
               Amortization of premium and discount--net                                                          (649,553)
           Proceeds from sales of long-term securities                                                          125,073,570
           Purchases of long-term securities                                                                  (585,706,737)
           Purchases of short-term investments--net                                                             (5,983,180)
                                                                                                            ---------------
           Net cash used for investing activities                                                             (458,920,601)
                                                                                                            ---------------

Cash Provided by Financing Activities

           Cash receipts from issuance of common stock                                                          345,232,500
           Proceeds from borrowings--net                                                                        123,225,000
           Cash payments on offering costs                                                                        (435,405)
           Dividends paid to shareholders                                                                       (7,141,333)
                                                                                                            ---------------
           Net cash provided by financing activities                                                            460,880,762
                                                                                                            ---------------

Cash

           Net increase in cash                                                                                   1,960,161
           Cash at beginning of period                                                                              100,008
                                                                                                            ---------------
           Cash at end of period                                                                            $     2,060,169
                                                                                                            ===============

Cash Flow Information

           Cash paid for interest                                                                           $       464,660
                                                                                                            ===============

Non-Cash Financing Activities

           Capital shares issued in reinvestment of dividends paid to shareholders                          $     3,760,823
                                                                                                            ===============

            ++ Commencement of operations.

               See Notes to Financial Statements.


FLOATING RATE INCOME STRATEGIES FUND, INC., AUGUST 31, 2004


Financial Highlights

The following per share data and ratios have been derived                                                  For the Period
from information provided in the financial statements.                                                   October 31, 2003++
                                                                                                           to August 31,
Increase (Decrease) in Net Asset Value:                                                                         2004
Per Share Operating Performance

           Net asset value, beginning of period                                                             $         19.10
                                                                                                            ---------------
           Investment income--net                                                                                       .66
           Realized and unrealized gain--net                                                                            .02
                                                                                                            ---------------
           Total from investment operations                                                                             .68
                                                                                                            ---------------
           Less dividends from investment income--net                                                                 (.60)
                                                                                                            ---------------
           Offering costs resulting from the issuance of Common Stock                                                 (.02)
                                                                                                            ---------------
           Net asset value, end of period                                                                   $         19.16
                                                                                                            ===============
           Market price per share, end of period                                                            $         19.44
                                                                                                            ===============

Total Investment Return**

           Based on net asset value per share                                                                      3.50%+++
                                                                                                            ===============
           Based on market price per share                                                                          .29%+++
                                                                                                            ===============

Ratios to Average Net Assets

           Expenses, net of waiver and excluding interest expense                                                     .71%*
                                                                                                            ===============
           Expenses, net of waiver                                                                                    .87%*
                                                                                                            ===============
           Expenses                                                                                                  1.08%*
                                                                                                            ===============
           Investment income--net                                                                                    3.80%*
                                                                                                            ===============

Leverage

           Amount of borrowings, end of period (in thousands)                                               $       123,225
                                                                                                            ===============
           Average amount of borrowings outstanding during the period (in thousands)                        $        38,654
                                                                                                            ===============
           Average amount of borrowings outstanding per share during the period                             $          2.11
                                                                                                            ===============

Supplemental Data

           Net assets, end of period (in thousands)                                                         $       350,254
                                                                                                            ===============
           Portfolio turnover                                                                                        43.32%
                                                                                                            ===============

             * Annualized.

            ** Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns.
               Total investment returns exclude the effects of sales charges.

            ++ Commencement of operations.

           +++ Aggregate total investment return.

               See Notes to Financial Statements.


FLOATING RATE INCOME STRATEGIES FUND, INC., AUGUST 31, 2004



Notes to Financial Statements


1. Significant Accounting Policies:
Floating Rate Income Strategies Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. Prior to commencement of operations on October 31, 2003, the Fund had no operations other than those relating to organizational matters and the sale of 5,236 shares of Common Stock on October 15, 2003 to Fund Asset Management, L.P. ("FAM") for $100,008. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis. The Fund's Common Stock is listed on the New York Stock Exchange ("NYSE") under the symbol FRA.

(a) Corporate debt obligations--The Fund invests principally in floating rate debt obligations of companies, including Corporate Loans made by banks and other financial institutions and both privately and publicly offered corporate bonds and notes. Because agents and intermediaries are primarily commercial banks or other financial institutions, the Fund's investment in Corporate Loans could be considered concentrated in financial institutions.

(b) Valuation of investments--Corporate Loans are valued in accordance with guidelines established by the Fund's Board of Directors. Corporate Loans are valued at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation. For the limited number of Corporate Loans for which no reliable price quotes are available, such Corporate Loans will be valued by Loan Pricing Corporation through the use of pricing matrices to determine valuations. If the pricing service does not provide a value for a Corporate Loan, the Investment Adviser will value the Corporate Loan at fair value, which is intended to approximate market value.

Securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of the Fund. Long positions in securities traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market. When the Fund writes an option, the amount of the premium received is recorded on the books of the Fund as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based on the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased by the Fund are valued at their last sale price in the case of exchange traded options or, in the case of options traded in the OTC market, the last bid price. The value of swaps, including interest rate swaps, caps and floors, will be determined by obtaining dealer quotations. Other investments, including futures contracts and related options, are stated at market value. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations. Repurchase agreements will be valued at cost plus accrued interest. The Fund employs certain pricing services to provide securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Directors. Such valuations and procedures will be reviewed periodically by the Fund's Board of Directors.



FLOATING RATE INCOME STRATEGIES FUND, INC., AUGUST 31, 2004



Notes to Financial Statements (continued)


Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.

(c) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction is less than or exceeds the premiums paid or received).

Written and purchased options are non-income producing investments.

* Swaps--The Fund may enter into swap agreements, which are over-the-counter contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(f) Offering costs--Direct expenses relating to the public offering of the Fund's Common Stock were charged to capital at the time of issuance of the shares.

(g) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The Fund may at times pay out less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income in other periods to permit the Fund to maintain a more stable level of dividends.



FLOATING RATE INCOME STRATEGIES FUND, INC., AUGUST 31, 2004



Notes to Financial Statements (continued)


(h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with FAM. The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .75% of the Fund's average daily net assets plus the proceeds of any outstanding borrowings used for leverage. During the Fund's start-up phase, FAM elected to waive a portion of its management fee. For the period October 31, 2003 to August 31, 2004, FAM earned fees of $2,386,236, of which $668,881 was waived.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by FAM or its affiliates.

For the period October 31, 2003 to August 31, 2004, MLPF&S received underwriting fees of $13,059,419 in connection with the issuance of the Fund's Common Stock. In addition, the Fund reimbursed
MLPF&S $96,785 as a partial reimbursement of expenses incurred in connection with the issuance of the Fund's Common Stock.

For the period October 31, 2003 to August 31, 2004, the Fund reimbursed FAM $5,914 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the period October 31, 2003 to August 31, 2004 were $593,542,612 and $133,744,699, respectively.


4. Common Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock par value $.10, all of which are initially classified as Common Stock. The Board of Directors is authorized, however, to classify and reclassify any unissued shares of Common Stock without approval of the holders of Common Stock.

Shares issued and outstanding during the period October 31, 2003 to August 31, 2004 increased by 18,075,000 from shares sold and 196,581 from reinvestment of dividends.



FLOATING RATE INCOME STRATEGIES FUND, INC., AUGUST 31, 2004



Notes to Financial Statements (concluded)


5. Unfunded Loan Interests:
As of August 31, 2004, the Fund had unfunded loan commitments of $516,923 which would be extended at the option of the borrower, pursuant to the following loan agreement:


                                                    Unfunded
                                                  Commitment
Borrower                                      (in Thousands)

SBA Senior Finance, Inc.                         $       517


6. Short-Term Borrowings:
On May 26, 2004, the Fund renewed a $172,500,000 revolving credit and security agreement with Citibank, N.A. and other lenders (the "Lenders"). The Fund may borrow money through (i) a line of credit from certain Lenders at the eurodollar rate plus .75%, or the highest of the Federal Funds rate plus .50%, a base rate as determined by Citibank, N.A. and the latest 3-week moving average of secondary market morning offering rates in the United States for 3-month certificates of deposit of major U.S. money market banks plus .50%, or (ii) the issuance of commercial paper notes by certain Lenders at rates of interest derived from the weighted average of the per annum rates paid or payable by such Lenders in respect of those commercial notes. As security for its obligations to the Lenders under the learning credit and security agreement, the Fund has granted a security interest in substantially all of its assets to and in favor of the Lender. For the period October 31, 2003 to August 31, 2004, the average amount borrowed was approximately $38,654,248 and its daily weighted average interest rate was 1.57%.


7. Distributions to Shareholders:
The Fund paid an ordinary income dividend to holders of Common Stock in the amount of $.075000 per share on September 30, 2004 to shareholders of record on September 14, 2004.

The tax character of distributions paid during the fiscal year ended August 31, 2004 was as follows:

                                                   8/31/2004

Distributions paid from:
   Ordinary income                            $   10,902,156
                                              --------------
Total distributions                           $   10,902,156
                                              ==============


As of August 31, 2004, the components of accumulated gains on a tax basis were as follows:


Undistributed ordinary income--net            $    1,700,487
                                              --------------
Total undistributed earnings--net                  1,700,487
Capital loss carryforward                                 --
Unrealized losses--net                            (104,821)*
                                              --------------
Total accumulated gains--net                  $    1,595,666
                                              ==============

* The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the difference between book and tax amortization methods for premiums and discounts on fixed income securities and book/tax differences in the accrual of income on securities in default.



FLOATING RATE INCOME STRATEGIES FUND, INC., AUGUST 31, 2004


Report of Independent Registered Public Accounting Firm


To the Shareholders and Board of Directors of Floating Rate Income Strategies Fund, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of Floating Rate Income Strategies Fund, Inc. as of August 31, 2004, the related statements of operations, changes in net assets and cash flows, and the financial highlights for the period October 31, 2003 (commencement of operations) to August 31, 2004. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2004, by correspondence with the custodian and financial intermediaries; where replies were not received from financial intermediaries, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Floating Rate Income Strategies Fund, Inc. as of August 31, 2004, the results of its operations, the changes in its net assets, its cash flows, and its financial highlights for the period October 31, 2003 through August 31, 2004, in conformity with U.S. generally accepted accounting principles.



Deloitte & Touche LLP
Princeton, New Jersey
October 22, 2004


Proxy Results


During the six-month period ended August 31, 2004, Floating Rate
Income Strategies Fund, Inc.'s shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on
August 25, 2004. A description of the proposal and number of shares voted are as follows:
                                                                            Shares Voted     Shares Withheld
                                                                                For            From Voting
1. To elect the Fund's Board of Directors:    Terry K. Glenn                 17,664,697           56,992
                                              Ronald W. Forbes               17,661,097           60,592
                                              Cynthia A. Montgomery          17,664,375           57,314
                                              Kevin A. Ryan                  17,659,625           62,064
                                              Roscoe S. Suddarth             17,653,425           68,264
                                              Richard R. West                17,658,497           63,192
                                              Edward D. Zinbarg              17,655,025           66,664


FLOATING RATE INCOME STRATEGIES FUND, INC., AUGUST 31, 2004



Automatic Dividend Reinvestment Policy


The following description of the Fund's Automatic Dividend
Reinvestment Plan (the "Plan") is sent to you annually as required by federal securities laws.

Pursuant to the Fund's Plan, unless a holder of Common Stock otherwise elects, all dividend and capital gains distributions will be automatically reinvested by EquiServe (the "Plan Agent"), as agent for shareholders in administering the Plan, in additional shares of Common Stock of the Fund. Holders of Common Stock who elect not to participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name then to such nominee) by EquiServe, as dividend paying agent. Such participants may elect not to participate in the Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to EquiServe, as dividend paying agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise such termination will be effective with respect to any subsequently declared dividend or distribution.

Whenever the Fund declares an income dividend or capital gains distribution (collectively referred to as "dividends") payable either in shares or in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock. The shares will be acquired by the Plan Agent for the participant's account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares of Common Stock from the Fund ("newly issued shares") or (ii) by purchase of outstanding shares of Common Stock on the open market ("open-market purchases") on the New York Stock Exchange or elsewhere. If on the payment date for the dividend, the net asset value per share of the Common Stock is equal to or less than the market price per share of the Common Stock plus estimated brokerage commissions (such conditions being referred to herein as "market premium"), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participant. The number of newly issued shares of Common Stock to be credited to the participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value (such condition being referred to herein as "market discount"), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases.

In the event of a market discount on the dividend payment date, the Plan Agent will have until the last business day before the next date on which the shares trade on an "ex-dividend" basis or in no event more than 30 days after the dividend payment date (the "last purchase date") to invest the dividend amount in shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date on the dividend through the date before the next "ex-dividend" date, which typically will be approximately ten days. If, before the Plan Agent has completed its open-market purchases, the market price of a share of Common Stock exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisitions of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date determined by dividing the uninvested portion of the dividend by the net asset value per share.



FLOATING RATE INCOME STRATEGIES FUND, INC., AUGUST 31, 2004



The Plan Agent maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees which hold shares of others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends.

Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund's shares is above the net asset value, participants in the Plan will receive shares of the Fund at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants will receive distributions in shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem shares, the price on resale may be more or less than the net asset value.

The value of shares acquired pursuant to the Plan will generally be excluded from gross income to the extent that the cash amount reinvested would be excluded from gross income. If, when the Fund's shares are trading at a premium over net asset value, the Fund issues shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of such discount (which may not exceed 5% of the fair market value of the Fund's shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the Plan. Thus, shareholders who do not participate in the Plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence concerning the Plan should be directed to the Plan Agent at EquiServe, P.O. Box 43010, Providence, RI 02940-3010,
Telephone: 800-426-5523.



FLOATING RATE INCOME STRATEGIES FUND, INC., AUGUST 31, 2004


Officers and Directors (unaudited)
                                                                                            Number of
                                                                                            Portfolios in  Other Public
                      Position(s)   Length of                                               Fund Complex   Directorships
                      Held with     Time                                                    Overseen by    Held by
Name, Address & Age   Fund          Served    Principal Occupation(s) During Past 5 Years   Director       Director
Interested Director

Terry K. Glenn*       President     2003 to   President of the Merrill Lynch Investment     124 Funds      None
P.O. Box 9011         and           present   Managers, L.P. ("MLIM")/Fund Asset            157 Portfolios
Princeton,            Director                Management, L.P. ("FAM")--Advised Funds
NJ 08543-9011                                 since 1999; Chairman (Americas Region)
Age: 63                                       of MLIM from 2000 to 2002; Executive
                                              Vice President of MLIM and FAM (which
                                              terms as used herein include their
                                              corporate predecessors) from 1983 to
                                              2002; President of FAM Distributors, Inc.
                                              ("FAMD") from 1986 to 2002 and Director
                                              thereof from 1991 to 2002; Executive Vice
                                              President and Director of Princeton
                                              Services, Inc. ("Princeton Services") from
                                              1993 to 2002; President of Princeton
                                              Administrators, L.P. from 1989 to 2002;
                                              Director of Financial Data Services, Inc.
                                              since 1985.


* Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his present and former positions with MLIM, FAM, FAMD, Princeton
  Services and Princeton Administrators, L.P. The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As
  Fund President, Mr. Glenn serves at the pleasure of the Board of Directors.


FLOATING RATE INCOME STRATEGIES FUND, INC., AUGUST 31, 2004


Officers and Directors (unaudited)(continued)
                                                                                            Number of
                                                                                            Portfolios in  Other Public
                      Position(s)   Length of                                               Fund Complex   Directorships
                      Held with     Time                                                    Overseen by    Held by
Name, Address & Age   Fund          Served    Principal Occupation(s) During Past 5 Years   Director       Director
Independent Directors*

Ronald W. Forbes      Director      2003 to   Professor Emeritus of Finance, School of      48 Funds       None
P.O. Box 9095                       present   Business, State University of New York at     48 Portfolios
Princeton,                                    Albany since 2000 and Professor thereof
NJ 08543-9095                                 from 1989 to 2000; International Consultant,
Age: 63                                       Urban Institute, Washington, D.C. from
                                              1995 to 1999.


Cynthia A. Montgomery Director      2003 to   Professor, Harvard Business School since      48 Funds       Newell
P.O. Box 9095                       present   1989; Associate Professor, J.L. Kellogg       48 Portfolios  Rubbermaid,
Princeton,                                    Graduate School of Management, Northwestern                  Inc.
NJ 08543-9095                                 University from 1985 to 1989; Associate
Age: 52                                       Professor, Graduate School of Business
                                              Administration, University of Michigan
                                              from 1979 to 1985.


Jean Margo Reid       Director      2004 to   Self-employed consultant since 2001;          48 Funds       None
P.O. Box 9095                       present   Counsel of Alliance Capital Management        48 Portfolios
Princeton,                                    (investment adviser) in 2000; General
NJ 08543-9095                                 Counsel, Director and Secretary of
Age: 59                                       Sanford C. Bernstein & Co., Inc.
                                              (investment adviser/broker-dealer) from
                                              1997 to 2000; Secretary, Sanford C.
                                              Bernstein Fund, Inc. from 1994 to 2000;
                                              Director and Secretary of SCB, Inc. since
                                              1998; Director and Secretary of SCB Partners,
                                              Inc. since 2000; Director of Covenant House
                                              from 2001 to 2004.


Kevin A. Ryan         Director      2003 to   Founder and currrently Director Emeritus      48 Funds       None
P.O. Box 9095                       present   of Boston University Center for the           48 Portfolios
Princeton,                                    Advancement of Ethics and Character and
NJ 08543-9095                                 Director thereof from 1989 to 1999;
Age: 71                                       Professor from 1982 to 1999 and currently
                                              Professor Emeritus of Education of Boston
                                              University; formerly taught on the faculties
                                              of The University of Chicago, Stanford
                                              University and Ohio State University.


Roscoe S. Suddarth    Director      2003 to   President, Middle East Institute from         48 Funds       None
P.O. Box 9095                       present   1995 to 2001; Foreign Service Officer,        48 Portfolios
Princeton,                                    United States Foreign Service from 1961
NJ 08543-9095                                 to 1995; Career Minister from 1989 to 1995;
Age: 69                                       Deputy Inspector General, U.S. Department
                                              of State from 1991 to 1994; U.S. Ambassador
                                              to The Hashemite Kingdom of Jordan from
                                              1987 to 1990.


Richard R. West       Director      2003 to   Professor of Finance since 1984, Dean from    48 Funds       Bowne & Co.,
P.O. Box 9095                       present   1984 to 1993 and currently Dean Emeritus of   48 Portfolios  Inc.; Vornado
Princeton,                                    New York University Leonard N. Stern School                  Realty Trust;
NJ 08543-9095                                 of Business Administration, New York                         Vornado
Age: 66                                       University from 1994 to present; Professor                   Operating
                                              of Finance thereof from 1982 to 1994.                        Company;
                                                                                                           Alexander's, Inc.


Edward D. Zinbarg     Director      2003 to   Self-employed financial consultant since      48 Funds       None
P.O. Box 9095                       present   1994; Executive Vice President of The         48 Portfolios
Princeton,                                    Prudential Insurance Company of America
NJ 08543-9095                                 from 1988 to 1994; former Director of
Age: 69                                       Prudential Reinsurance Company and former
                                              Trustee of the Prudential Foundation.


* The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.


FLOATING RATE INCOME STRATEGIES FUND, INC., AUGUST 31, 2004


Officers and Directors (unaudited)(concluded)

                      Position(s)   Length of
                      Held with     Time
Name, Address & Age   Fund          Served    Principal Occupation(s) During Past 5 Years
Fund Officers*

Donald C. Burke       Vice          2003 to   First Vice President of MLIM and FAM since 1997 and Treasurer thereof since
P.O. Box 9011         President     present   1999; Senior Vice President, Director and Treasurer of Princeton Services
Princeton,            and                     since 1999; Vice President of FAMD since 1999; Director of MLIM Taxation
NJ 08543-9011         Treasurer               since 1990.
Age: 44


Joseph P. Matteo      Vice          2003 to   Director (Global Fixed Income) of MLIM since 2001; Vice President of MLIM
P.O. Box 9011         President     present   from 1997 to 2001.
Princeton,
NJ 08543-9011
Age: 40


Jeffrey Hiller        Chief         2004 to   Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice
P.O. Box 9011         Compliance    present   President and Chief Compliance Officer of MLIM since 2004; Global Director
Princeton,            Officer                 of Compliance at Morgan Stanley Investment Management from 2002 to 2004;
NJ 08543-9011                                 Managing Director and Global Director of Compliance at Citigroup Asset
Age: 53                                       Management from 2000 to 2002; Chief Compliance Officer at Soros Fund
                                              Management in 2000; Chief Compliance Officer at Prudential Financial from
                                              1995 to 2000.


Alice A. Pellegrino   Secretary     2004 to   Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from
P.O. Box 9011                       present   1999 to 2002; Attorney associated with MLIM since 1997.
Princeton,
NJ 08543-9011
Age: 44


* Officers of the Fund serve at the pleasure of the Board of Directors.


Custodian
State Street Bank and
Trust Company
P.O. Box 351
Boston, MA 02101


Transfer Agent
EquiServe
P.O. Box 43010
Providence, RI 02940-3010


NYSE Symbol
FRA



FLOATING RATE INCOME STRATEGIES FUND, INC., AUGUST 31, 2004



Availability of Quarterly Schedule of Investments


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information.
To sign up for this service, simply access this Web site http://www.icsdelivery.com/live and follow the instructions.
When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.



FLOATING RATE INCOME STRATEGIES FUND, INC., AUGUST 31, 2004


Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Ronald W. Forbes, (2) Richard R. West, and (3)
Edward D. Zinbarg.

Item 4 - Principal Accountant Fees and Services

(a) Audit Fees -
           Fiscal Year Ending August 31, 2004 - $43,100
           Fiscal Year Ending August 31, 2003 - $Not applicable

The audit fees include services in connections with the registration and initial public offering of the Fund.

(b) Audit-Related Fees -
           Fiscal Year Ending August 31, 2004 - $0
           Fiscal Year Ending August 31, 2003 - $Not applicable

(c) Tax Fees -
           Fiscal Year Ending August 31, 2004 - $5,200
           Fiscal Year Ending August 31, 2003 - $Not applicable

The nature of the services include tax compliance, tax advice and tax planning.

(d) All Other Fees -
           Fiscal Year Ending August 31, 2004 - $0
           Fiscal Year Ending August 31, 2003 - $Not applicable

(e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

(e)(2)  0%

(f) Not Applicable

(g) Fiscal Year Ending August 31, 2004 - $14,913,836
    Fiscal Year Ending August 31, 2003 - $18,318,444

(h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Regulation S-X Rule 2-01(c)(7)(ii) - $945,000, 0%

Item 5 - Audit Committee of Listed Registrants - The following individuals are members of the registrant's separately-designated standing audit committee established in accordance with Section
3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)):

Ronald W. Forbes
Cynthia A. Montgomery
Charles C. Reilly (retired as of December 31, 2003)
Kevin A. Ryan
Roscoe S. Suddarth
Richard R. West
Edward D. Zinbarg

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for
Closed-End Management Investment Companies -

Proxy Voting Policies and Procedures

Each Fund's Board of Directors/Trustees has delegated to Merrill Lynch Investment Managers, L.P. and/or Fund Asset Management, L.P. (the "Investment Adviser") authority to vote all proxies relating to the Fund's portfolio securities. The Investment Adviser has adopted policies and procedures ("Proxy Voting Procedures") with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including a Fund. Pursuant to these Proxy Voting Procedures, the Investment Adviser's primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Fund and its shareholders, and to act in a manner that the Investment Adviser believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that that the Investment Adviser considers the interests of its clients, including the Funds, and not the interests of the Investment Adviser, when voting proxies and that real (or perceived) material conflicts that may arise between the Investment Adviser's interest and those of the Investment Adviser's clients are properly addressed and resolved.

In order to implement the Proxy Voting Procedures, the Investment Adviser has formed a Proxy Voting Committee (the "Committee"). The Committee is comprised of the Investment Adviser's Chief Investment Officer (the "CIO"), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Committee will also include two non-voting representatives from the Investment Adviser's Legal department appointed by the Investment Adviser's General Counsel. The Committee's membership shall be limited to full-time employees of the Investment Adviser. No person with any investment banking, trading, retail brokerage or research responsibilities for the Investment Adviser's affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with the Investment Adviser might be asked to do so). The Committee determines how to vote the proxies of all clients, including a Fund, that have delegated proxy voting authority to the Investment Adviser and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Investment Adviser and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Investment Adviser believes that certain proxy voting issues require investment analysis - such as approval of mergers and other significant corporate transactions - akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Investment Adviser on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Investment Adviser will generally seek to vote proxies over which the Investment Adviser exercises voting authority in a uniform manner for all the Investment Adviser's clients, the Committee, in conjunction with a Fund's portfolio manager, may determine that the Fund's specific circumstances require that its proxies be voted differently.

To assist the Investment Adviser in voting proxies, the Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Investment Adviser by ISS include in-depth research, voting recommendations (although the Investment Adviser is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

The Investment Adviser's Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Investment Adviser generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Investment Adviser will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Fund.

From time to time, the Investment Adviser may be required to vote proxies in respect of an issuer where an affiliate of the Investment Adviser (each, an "Affiliate"), or a money management or other client of the Investment Adviser (each, a "Client") is involved.
The Proxy Voting Procedures and the Investment Adviser's adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Investment Adviser's clients.

In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the powers of the Committee shall pass to a subcommittee, appointed by the CIO (with advice from the Secretary of the Committee), consisting solely of Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Investment Adviser's relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Investment Adviser's clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Investment Adviser's normal voting guidelines or, on matters where the Investment Adviser's policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Investment Adviser on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary's absence, the Assistant Secretary of the Committee concurs that the subcommittee's determination is consistent with the Investment Adviser's fiduciary duties

In addition to the general principles outlined above, the Investment Adviser has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Investment Adviser may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Fund's best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

The Investment Adviser has adopted specific voting guidelines with respect to the following proxy issues:

* Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee's history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

* Proposals related to the selection of an issuer's independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

* Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer's board of directors, rather than shareholders. Proposals to "micro-manage" an issuer's compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

* Proposals related to requests, principally from management, for approval of amendments that would alter an issuer's capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

* Proposals related to requests for approval of amendments to an issuer's charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

* Routine proposals related to requests regarding the formalities of corporate meetings.

* Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund's Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund's investment objective, that the Investment Company Act envisions will be approved directly by shareholders.

* Proposals related to limiting corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

Item 8 - Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers - Not Applicable

Item 9 - Submission of Matters to a Vote of Security Holders - Not
Applicable

Item 10 - Controls and Procedures

10(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

10(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11 - Exhibits attached hereto

11(a)(1) - Code of Ethics - See Item 2

11(a)(2) - Certifications - Attached hereto

11(a)(3) - Not Applicable

11(b) - Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Floating Rate Income Strategies Fund, Inc.


By:    _/s/ Terry K. Glenn_______
       Terry K. Glenn,
       President of
       Floating Rate Income Strategies Fund, Inc.


Date: October 18, 2004


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    _/s/ Terry K. Glenn________
       Terry K. Glenn,
       President of
       Floating Rate Income Strategies Fund, Inc.


Date: October 18, 2004


By:    _/s/ Donald C. Burke________
       Donald C. Burke,
       Chief Financial Officer of
       Floating Rate Income Strategies Fund, Inc.


Date: October 18, 2004